                                TRUST AGREEMENT

                                    BETWEEN

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
                                    SELLER

                                      AND

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                 OWNER TRUSTEE

                         DATED AS OF NOVEMBER 1, 2000

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                               TABLE OF CONTENTS

      3.4      Registration; Registration of Transfer and Exchange of

      4.1      Prior Notice to Certificateholders with Respect to Certain
               Matters.......................................................9
      4.2      Action by Certificateholders with Respect to Certain Matters.10

      5.4      Accounting and Reports to the Certificateholders, the Internal

      8.1      Amendments Without Consent of Certificateholders or Noteholders23
      8.2      Amendments With Consent of Certificateholders and Noteholders.23

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                                   EXHIBITS

Exhibit A      Form of Certificate

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            TRUST  AGREEMENT,  dated as of November 1,  2000 between  Navistar
Financial Retail Receivables Corporation,  a Delaware corporation,  as Seller, and Chase  Manhattan  Bank  USA,  National  Association,  a  national  banking association, as Owner Trustee.

            The Seller and the Owner Trustee hereby agree as follows:

                                   ARTICLE I
                                 DEFINITIONS

            SECTION I.1 Definitions.  Certain  capitalized  terms used in this
Agreement  shall have the  respective  meanings  assigned to them in Part I of
Appendix A to the  Pooling  and  Servicing  Agreement  of even date  herewith, among the  Seller,  the  Servicer  and  Chase  Manhattan  Bank  USA,  National
Association,  acting as Owner Trustee of the Navistar  Financial  2000-B Owner
Trust (as it may be amended and  supplemented  from time to time, the "Pooling and Servicing  Agreement").  All references herein to "the Agreement" or "this
Agreement" are to this Trust  Agreement as it may be amended and  supplemented from time to time, the Exhibits hereto and the  capitalized  terms used herein which are defined in such Appendix A, and all  references  herein to Articles,
Sections and  subsections  are to Articles,  Sections and  subsections of this
Agreement unless otherwise  specified.  The rules of construction set forth in
Part II of such Appendix A shall be applicable to this Agreement.

                                  ARTICLE II
                                 ORGANIZATION

            SECTION II.1      Name.  The Trust  created  hereby shall be known
as "Navistar Financial 2000-B Owner Trust."

            SECTION II.2      Office.  The  office  of the  Trust  shall be in
care of the Owner  Trustee  at the  Corporate  Trust  Office or at such  other address in Delaware as the Owner  Trustee may  designate by written  notice to the Certificateholders and the Seller.

            SECTION II.3      Purposes  and  Powers.  (a) The  purpose  of the
Trust is to engage in the following activities:

             (i)  to acquire, manage and hold the Receivables;

            (ii)  to  issue  the  Notes  pursuant  to the  Indenture  and  the
      Certificates  pursuant  to this  Agreement,  and to  sell,  transfer  or exchange the Notes and to transfer and exchange the Certificates;

           (iii)  to acquire  property and assets from the Seller  pursuant to the Pooling and Servicing  Agreement,  to make payments or distributions on the  Securities  to the  Securityholders,  to make  deposits into and withdrawals  from the  Reserve  Account and other  accounts  established pursuant to the Basic Documents and to pay the organizational,  start-up and transactional expenses of the Trust;

            (iv)  to assign, grant, transfer,  pledge, mortgage and convey the
      Trust Estate pursuant to the terms of the Indenture and to hold,  manage and distribute to the  Certificateholders  pursuant to the terms of this
      Agreement  and the Pooling and  Servicing  Agreement  any portion of the
      Trust  Estate  released  from the lien of,  and  remitted  to the  Trust pursuant to, the Indenture;

             (v)  to  have  the  Owner   Trustee   enter   into  and   perform
      obligations  and exercise  rights on behalf of the Trust under the Basic
      Documents to which it is to be a party;

            (vi)  to engage in those  activities,  including  having the Owner
      Trustee enter into agreements, that are necessary,  suitable,  desirable or convenient to accomplish the foregoing or are  incidental  thereto or connected therewith; and

           (vii)  subject to compliance  with the Basic  Documents,  to engage in  such  other  activities  as  may  be  required  in  connection  with conservation  of the Owner  Trust  Estate and the making of  payments or distributions to the Securityholders.

The Owner  Trustee,  on behalf of the Trust,  shall not engage in any activity other than in  connection  with the  foregoing  or other than as  required  or authorized by the terms of this Agreement or the Basic Documents.

            SECTION II.4      Appointment   of  Owner   Trustee.   The  Seller
hereby appoints Chase Manhattan Bank USA,  National  Association as trustee of the Trust (the "Owner Trustee")  effective as of the date hereof,  to have all the rights, powers and duties set forth herein.

            SECTION II.5      Initial  Capital  Contribution  of Owner  Trust
Estate.  The Seller hereby sells,  assigns,  transfers,  conveys and sets over to the Owner Trustee,  on behalf of the Trust, as of the date hereof,  the sum of $1.  The  Owner  Trustee  hereby  acknowledges  receipt  in trust  from the
Seller,  as of the date hereof,  of the  foregoing  contribution,  which shall constitute  the  initial  Owner  Trust  Estate and shall be  deposited  in the
Certificate   Distribution   Account.  The  Seller  shall  pay  organizational
expenses  of the  Trust as they may arise or shall,  upon the  request  of the
Owner  Trustee,  promptly  reimburse  the Owner  Trustee for any such expenses paid by the Owner Trustee.

            SECTION II.6      Declaration  of Trust.  The Owner Trustee hereby
declares  that it shall hold the Owner Trust  Estate in trust upon and subject to the  conditions  and  obligations  set forth  herein and in the Pooling and
Servicing  Agreement  for  the  use  and  benefit  of the  Certificateholders, subject  to the  obligations  of the Owner  Trustee,  on behalf of the  Trust, under the Basic  Documents.  It is the  intention  of the parties  hereto that the Trust  constitute a common law trust duly organized  under the laws of the
State of Delaware,  that this Agreement constitute the governing instrument of such trust and that the Certificates  represent the equity interests  therein.
The rights of the  Certificateholders  shall be determined as set forth herein and the  relationship  between the parties  hereto  created by this  Agreement shall not  constitute  indebtedness  for any purpose.  It is the  intention of the parties hereto that,  solely for purposes of federal  income taxes,  state and local  income and  franchise  taxes,  and any other  taxes  imposed  upon, measured by, or based upon gross or net income,  the Trust shall be treated as a division or branch of the Seller.  The parties agree that,  unless otherwise required by  appropriate  tax  authorities,  the Owner  Trustee  shall file or cause to be filed annual or other necessary  returns,  reports and other forms consistent with the  characterization  of the Trust as a division or branch of the Seller for such tax  purposes;  provided,  however,  that until the Seller receives a ruling  from the  Illinois  Department  of Revenue or an opinion of counsel  reasonably  acceptable  to the Owner  Trustee  that the Trust will be treated as a branch or  division of the Seller for  purposes  of the  Illinois
Income Tax Act and the Illinois  Personal  Property Tax  Replacement  Tax Act,
for  purposes  of the  Illinois  Income  Tax  Act and  the  Illinois  Personal
Property  Tax  Replacement  Tax Act,  the Seller  will (i) include the taxable income of the Trust in the combined  tax return  filed by the  combined  group that includes the Seller,  (ii) take all steps necessary to treat the Trust as a member of the same combined  group of which the Seller is a member and (iii)
provide  information to the Owner Trustee to confirm that the actions required by clauses (i) and (ii) have been  effected.  Effective as of the date hereof, the Owner Trustee  shall have all rights,  powers and duties set forth in this
Agreement   and  the  Pooling  and   Servicing   Agreement   with  respect  to
accomplishing the purposes of the Trust.

            SECTION II.7      Liability   of   the   Certificateholders.    No
Certificateholder  shall have any  personal  liability  for any  liability  or obligation of the Trust.

            SECTION II.8      Title  to  Trust  Property.  Legal  title to all
the Owner Trust Estate shall be vested at all times in the Owner  Trustee,  on behalf of the Trust, except where applicable law in any jurisdiction  requires title to any part of the Owner Trust Estate to be vested in a co-trustee  or a separate  trustee,  in which  case  title  shall be  deemed  to be vested in a co-trustee and/or a separate trustee, as the case may be.

            SECTION II.9      Situs of Trust.  The Trust  shall be located and
administered  in the State of Delaware.  All bank  accounts  maintained by the
Owner  Trustee  on  behalf  of the  Trust  shall be  located  in the  State of
Delaware or the State of New York.  The Trust shall not have any  employees in any state other than Delaware;  provided,  however,  that nothing herein shall restrict  or  prohibit  the Owner  Trustee  from  having  employees  within or without  the  State of  Delaware.  Payments  shall be  received  by the  Owner
Trustee only in Delaware or New York, and payments and distributions  shall be made by the Owner Trustee only from  Delaware or New York.  The only office of the  Trust  shall be the  Corporate  Trust  Office  of the  Owner  Trustee  in
Delaware.

            SECTION II.10  Representations  and Warranties of the Seller.  The
Seller hereby represents and warrants to the Owner Trustee that:

            (a)   The Seller has been duly  organized and is validly  existing as a  corporation  in good  standing  under the laws of the State of Delaware, with power and authority to own its  properties and to conduct its business as such properties are presently  owned and such business is presently  conducted and had at all relevant times,  and now has, power,  authority and legal right to acquire and own the Receivables.

            (b)   The Seller is duly  qualified  to do  business  as a foreign corporation  in good  standing,  and has obtained all  necessary  licenses and approvals in all  jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

            (c)   The  Seller  has the  power and  authority  to  execute  and deliver this  Agreement and to carry out its terms,  the Seller has full power and  authority  to sell and assign the property to be sold and assigned to and deposited  with the Owner  Trustee on behalf of the Trust,  and the Seller has duly  authorized  such sale and assignment to the Owner Trustee,  on behalf of the Trust,  by all necessary  corporate  action;  and the execution,  delivery and  performance of this Agreement have been duly  authorized by the Seller by all necessary corporate action.

            (d)   The  consummation of the  transactions  contemplated by this
Agreement and the  fulfillment  of the terms of this Agreement do not conflict with,  result  in  any  breach  of  any  of the  terms  and  provisions  of or constitute  (with or  without  notice or lapse of time) a default  under,  the certificate  of  incorporation  or by-laws of the  Seller,  or any  indenture, agreement  or other  instrument  to which the Seller is a party or by which it is bound,  or result in the creation or imposition of any Lien upon any of its properties  pursuant to the terms of any such  indenture,  agreement  or other instrument  (other than pursuant to the Basic  Documents),  or violate any law or, to the Seller's  knowledge,  any order,  rule or regulation  applicable to the  Seller  of  any  court  or of  any  federal  or  state  regulatory  body,
administrative   agency   or   other   governmental   instrumentality   having
jurisdiction over the Seller or any of its properties.

            (e)   This  Agreement,  when duly  executed and  delivered,  shall constitute a legal,  valid and binding obligation of the Seller enforceable in accordance  with  its  terms,  except  as  enforceability  may be  limited  by bankruptcy,  insolvency,  reorganization  or other similar laws  affecting the enforcement  of  creditors'  rights in general  and by general  principles  of
equity,   regardless  of  whether  such  enforceability  is  considered  in  a proceeding in equity or at law.

            (f)   There  are no  proceedings  or, to the  Seller's  knowledge, investigations  pending or, to the Seller's  knowledge,  threatened before any
court,   regulatory   body,   administrative   agency  or  other  tribunal  or
governmental  instrumentality  having  jurisdiction  over  the  Seller  or its properties (i) asserting the invalidity of this Agreement or any  Certificates issued  pursuant  hereto or,  (ii)  seeking to prevent  the  issuance  of such
Certificates or the  consummation of any of the  transactions  contemplated by this  Agreement  or (iii)  seeking  any  determination  or ruling  that  might materially  and  adversely  affect  the  performance  by  the  Seller  of  its obligations  under, or the validity or enforceability of, such Certificates or this Agreement.

                                  ARTICLE III
                               THE CERTIFICATES

            SECTION III.1     Initial   Certificate   Ownership.    Upon   the
formation of the Trust by the  contribution  by the Seller pursuant to Section
2.5 and until the issuance of the  Certificates,  the Seller shall be the sole beneficiary of the Trust.

            SECTION III.2     Form of the Certificates.

            (a)   The  Certificates  shall  be  substantially  in the form set forth in  Exhibit  A. The  Certificates  shall be  executed  on  behalf of the
Trust by manual or facsimile  signature of a Responsible  Officer of the Owner
Trustee.   Certificates   bearing  the  manual  or  facsimile   signatures  of
individuals  who  were,  at the time  when  such  signatures  shall  have been affixed,  authorized  to sign on behalf of the Owner  Trustee,  shall be, when authenticated  pursuant to Section  3.3,  validly  issued and  entitled to the benefits of the  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so  authorized  prior to the  authentication  and delivery  of such  Certificates  or did not hold such  offices  at the date of authentication and delivery of such Certificates.

            (b)   The    Certificates    shall   be   typewritten,    printed,
lithographed  or  engraved or produced  by any  combination  of these  methods
(with or without  steel  engraved  borders) all as  determined by the officers
executing  such  Certificates,   as  evidenced  by  their  execution  of  such
Certificates.

            (c)   The Certificates  shall be issued in  fully-registered  form and  shall be in  definitive  form  only.  The terms of the  Certificates  set forth in Exhibit A shall form part of this Agreement.

            SECTION III.3     Execution,    Authentication    and    Delivery.
Concurrently with the sale of the Receivables to the Owner Trustee,  on behalf of the Trust,  pursuant  to the  Pooling and  Servicing  Agreement,  the Owner
Trustee shall execute,  authenticate  and deliver the  Certificates to or upon the written  order of the  Seller,  signed by its  chairman of the board,  its president  or any vice  president,  without  further  corporate  action by the
Seller,  in  authorized  denominations.   No  Certificate  shall  entitle  its
holder  to any  benefit  under  this  Agreement,  or shall  be  valid  for any purpose,  unless  there shall  appear on such  Certificate  a  certificate  of authentication  substantially  in the form set forth in Exhibit A, executed by the  Owner  Trustee  or The  Chase  Manhattan  Bank,  as the  Owner  Trustee's
authenticating   agent,  by  manual  signature.   Such  authentication   shall
constitute  conclusive  evidence  that such  Certificate  shall have been duly authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

            SECTION III.4     Registration;  Registration  of  Transfer  and
Exchange of Certificates.

            (a)   The  Certificate  Registrar  shall keep or cause to be kept, at the office or agency  maintained  pursuant  to Section  3.8, a  Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,   the  Owner  Trustee  shall  provide  for  the   registration   of
Certificates  and of  transfers  and  exchanges  of  Certificates  as provided herein. The Chase Manhattan Bank shall be the initial  Certificate  Registrar.
Upon any  resignation  of a  Certificate  Registrar,  the Owner  Trustee shall
promptly   appoint  a  successor  or,  if  it  elects  not  to  make  such  an appointment, assume the duties of Certificate Registrar.

            (b)   The  initial  Certificateholders  may at any  time,  without consent of the  Noteholders,  sell,  transfer,  convey or assign in any manner its  rights  to and  interests  in the  Certificates  (including  its right to distributions  from the Reserve Account),  provided that: (i) such action will not result in a reduction or  withdrawal  of the rating of any class of Notes,
(ii) the  Certificateholders  provide to the Owner  Trustee and the  Indenture
Trustee an opinion of independent  counsel that such action will not cause the
Trust  to be  treated  as an  association  (or  publicly  traded  partnership)
taxable  as  a  corporation  for  Federal  income  tax  purposes,  (iii)  such transferee or assignee  agrees to take  positions for tax purposes  consistent with the tax positions agreed to be taken by the  Certificateholders  and (iv)
the  conditions  set forth in Section 9.11 have been  satisfied.  In addition, no transfer of a Certificate  shall be registered  unless the transferee shall have  provided to the Owner Trustee and the  Certificate  Registrar an opinion of counsel  that in  connection  with such  transfer  no  registration  of the
Certificates  is required under the Securities Act or applicable  state law or that such transfer is otherwise  being made in accordance  with all applicable federal and state securities laws.

            (c)   Subject to Section 3.4(b),  upon surrender for  registration of transfer of any Certificate at the office or agency maintained  pursuant to
Section 3.8, the Owner Trustee  shall  execute,  authenticate  and deliver (or
shall  cause  The  Chase  Manhattan  Bank  as  its  authenticating   agent  to
authenticate  and  deliver),  in the  name  of the  designated  transferee  or transferees,  one or more new  Certificates in authorized  denominations  of a like aggregate  amount dated the date of  authentication  by the Owner Trustee or any authenticating agent.

            (d)   At the  option of a Holder,  Certificates  may be  exchanged for other Certificates of a like aggregate  percentage interest upon surrender of the  Certificates to be exchanged at the Corporate Trust Office  maintained pursuant to Section 3.8.  Whenever any  Certificates  are so  surrendered  for exchange, the Owner Trustee shall execute,  authenticate and deliver (or shall cause The Chase  Manhattan Bank as its  authenticating  agent to  authenticate and deliver) one or more Certificates  dated the date of authentication by the
Owner  Trustee  or  any  authenticating  agent.  Such  Certificates  shall  be delivered to the Holder making the exchange.

            (e)   Every Certificate  presented or surrendered for registration of  transfer or  exchange  shall be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Owner  Trustee  and  the  Certificate
Registrar  duly  executed by the Holder or his  attorney  duly  authorized  in
writing.  Each  Certificate   surrendered  for  registration  of  transfer  or
exchange shall be canceled and  subsequently  destroyed or otherwise  disposed of by the Owner  Trustee  or  Certificate  Registrar  in  accordance  with its customary practice.

            (f)   No  service  charge  shall be made for any  registration  of
transfer  or  exchange  of   Certificates,   but  the  Owner  Trustee  or  the
Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge  that  may be  imposed  in  connection  with  any transfer or exchange of Certificates.

            SECTION III.5     Mutilated,    Destroyed,   Lost   or   Stolen
Certificates.

            (a)   If (i)  any  mutilated  Certificate  is  surrendered  to the
Certificate  Registrar,  or the Certificate Registrar receives evidence to its satisfaction of the destruction,  loss or theft of any  Certificate,  and (ii)
there is  delivered  to the  Certificate  Registrar,  the Owner  Trustee  such security or indemnity as may be required by it to hold it harmless,  then,  in the absence of notice to the  Certificate  Registrar or the Owner Trustee that such  Certificate  has been  acquired  by a  protected  purchaser,  the  Owner
Trustee shall execute and the Owner  Trustee  shall  authenticate  and deliver
(or shall  cause  The  Chase  Manhattan  Bank as its  authenticating  agent to authenticate  and deliver),  in exchange for or in lieu of any such mutilated,
destroyed,   lost  or  stolen  Certificate,   a  replacement   Certificate  in
authorized  denominations  of a like amount;  provided,  however,  that if any such destroyed,  lost or stolen Certificate,  but not a mutilated Certificate, shall have become or within seven days shall be due and payable,  then instead
of  issuing  a  replacement   Certificate  the  Owner  Trustee  may  pay  such
destroyed, lost or stolen Certificate when so due or payable.

            (b)   If,  after the  delivery  of a  replacement  Certificate  or distribution in respect of a destroyed,  lost or stolen  Certificate  pursuant to subsection  3.5(a),  a bona fide  purchaser of the original  Certificate in lieu of which such  replacement  Certificate  was issued  presents for payment such  original  Certificate,  the Owner  Trustee  shall be entitled to recover such replacement  Certificate (or such  distribution)  from the Person to whom it was delivered or any Person taking such  replacement  Certificate from such
Person to whom such  replacement  Certificate was delivered or any assignee of such Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the  security or indemnity  provided  therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee in connection therewith.

            (c)   In   connection   with  the  issuance  of  any   replacement
Certificate  under this Section 3.5, the Owner Trustee may require the payment by the  Holder of such  Certificate  of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in  relation  thereto and any other  reasonable  expenses  (including  the fees and  expenses  of the  Owner
Trustee and the Certificate Registrar) connected therewith.

            (d)   Any duplicate  Certificate  issued  pursuant to this Section
3.5 in  replacement of any mutilated,  destroyed,  lost or stolen  Certificate shall  constitute an original  additional  contractual  obligation  under this
Agreement  ,  whether  or  not  the  mutilated,   destroyed,  lost  or  stolen
Certificate shall be found at any time or be enforced by anyone,  and shall be entitled to all the  benefits of this  Agreement  equally and  proportionately with any and all other Certificates duly issued hereunder.

            (e)   The  provisions  of this Section 3.5 are exclusive and shall preclude (to the extent  lawful) all other rights and remedies with respect to
the   replacement  or  payment  of  mutilated,   destroyed,   lost  or  stolen
Certificates.

            SECTION III.6     Persons  Deemed  Certificateholders.   Prior  to
due  presentation  of a Certificate for  registration  of transfer,  the Owner
Trustee or the  Certificate  Registrar  may treat the Person in whose name any
Certificate   shall  be  registered  in  the   Certificate   Register  as  the
Certificateholder   of  such   Certificate   for  the  purpose  of   receiving
distributions  pursuant to Article V  and for all other  purposes  whatsoever, and neither the Owner Trustee nor the Certificate  Registrar shall be bound by any notice to the contrary.

            SECTION III.7     Access to List of Certificateholders' Names and
Addresses.  The Owner  Trustee  shall  furnish or cause to be furnished to the
Servicer and the Seller,  within 15 days after receipt by the Owner Trustee of a request  therefor  from the  Servicer or the Seller in writing,  a list,  in such form as the Servicer or the Seller may reasonably  require,  of the names and  addresses of the  Certificateholders  as of the most recent  Record Date.
Each Holder,  by receiving and holding a Certificate,  shall be deemed to have agreed  not to hold any of the  Servicer,  the  Seller  or the  Owner  Trustee
accountable  by reason of the  disclosure of its name and address,  regardless of the source from which such information was derived.

            SECTION III.8     Maintenance  of  Corporate  Trust  Office.   The
Owner  Trustee  shall  maintain in the Borough of  Manhattan,  the City of New
York,  an office or offices or agency or agencies  where  Certificates  may be surrendered  for  registration  of transfer or exchange and where  notices and demands to or upon the Owner  Trustee in respect of the  Certificates  and the
Basic  Documents may be served.  The Owner Trustee  initially  designates  the offices of The Chase Manhattan  Bank, 55 Water Street,  New York, New York, as
its principal  office for such  purposes.  The Owner Trustee shall give prompt written  notice to the Seller and to the  Certificateholders  of any change in the location of the Certificate Register or any such office or agency.

            SECTION III.9     Appointment  of Paying  Agent.  The Paying Agent
shall  make   distributions   to   Certificateholders   from  the  Certificate
Distribution  Account  pursuant to Section 5.2 and shall report the amounts of such  distributions  to the Owner  Trustee.  Any Paying  Agent  shall have the revocable  power to withdraw funds from the Certificate  Distribution  Account for the  purpose  of making the  distributions  referred  to above.  The Owner
Trustee  may  revoke  such  power and  remove  the  Paying  Agent if the Owner
Trustee  determines  in its sole  discretion  that the Paying Agent shall have failed to  perform  its  obligations  under  this  Agreement  in any  material respect.  The Paying Agent shall  initially be The Chase  Manhattan  Bank, and any co-paying  agent chosen by The Chase Manhattan Bank, and acceptable to the
Owner  Trustee.  The Chase  Manhattan  Bank  shall be  permitted  to resign as
Paying Agent upon 30 days' written notice to the Owner  Trustee.  If The Chase
Manhattan  Bank shall no longer be the Paying  Agent,  the Owner Trustee shall appoint a successor  to act as Paying  Agent  (which  shall be a bank or trust company).  The Owner  Trustee shall cause such  successor  Paying Agent or any additional  Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner  Trustee an instrument  in which such  successor  Paying Agent or additional  Paying  Agent  shall agree with the Owner  Trustee  that as Paying
Agent,  such successor Paying Agent or additional  Paying Agent shall hold all sums, if any, held by it for distribution to the  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  The Paying  Agent shall return all unclaimed  funds to the Owner  Trustee and upon removal of a Paying Agent such
Paying  Agent  shall  also  return  all funds in its  possession  to the Owner
Trustee.  The  provisions  of Sections 6.3, 6.6, 6.7, 6.8 and 6.9 shall apply, mutatis  mutandis,  to the Owner Trustee also in its role as Paying Agent, for so long as the Owner  Trustee  shall act as Paying  Agent  and,  to the extent applicable,  to any other paying agent appointed  hereunder.  Any reference in this  Agreement to the Paying Agent shall include any  co-paying  agent unless the context requires otherwise.

            SECTION  III.10  Seller as  Certificateholder.  The  Seller in its
individual  or  any  other  capacity  may  become  the  owner  or  pledgee  of
Certificates  and may otherwise  deal with the Owner Trustee or its Affiliates as if it were not the Seller.

                                  ARTICLE IV
                           ACTIONS BY OWNER TRUSTEE

            SECTION IV.1      Prior Notice to Certificateholders with Respect
to Certain  Matters.  The Owner  Trustee shall not take action with respect to the following  matters,  unless  (i) the Owner Trustee shall have notified the
Certificateholders  in writing of the proposed  action at least 30 days before the  taking of such  action,  and (ii) the  Certificateholders  shall not have notified the Owner  Trustee in writing prior to the 30th day after such notice is given  that such  Certificateholders  have  withheld  consent  or  provided alternative direction:

            (a)   the  initiation  of any  claim or  lawsuit  on behalf of the
Trust  (other  than an action to collect on a  Receivable  or an action by the
Indenture  Trustee  pursuant  to the  Indenture)  and  the  compromise  of any action,  claim or lawsuit  brought  on behalf of or  against  the Trust or the
Owner  Trustee  (other than an action to collect on a Receivable  or an action by the Indenture Trustee pursuant to the Indenture);

            (b)   the amendment of the Indenture by a  supplemental  indenture in circumstances where the consent of any Noteholder is required;

            (c)   the amendment of the Indenture by a  supplemental  indenture in circumstances  where the consent of any Noteholder is not required and such
amendment    materially    adversely    affects   the    interests    of   the
Certificateholders;

            (d)   the amendment,  change or modification of the Administration
Agreement,  except  to cure  any  ambiguity  or to  amend  or  supplement  any provision  in  a  manner  that  would  not  materially  adversely  affect  the interests of the Certificateholders;

            (e)   the  appointment  pursuant to the  Indenture  of a successor
Note  Registrar,  Paying  Agent  or  Indenture  Trustee  or  pursuant  to this
Agreement  of a  successor  Certificate  Registrar,  or  the  consent  to  the assignment  by the Note  Registrar,  Paying  Agent  or  Indenture  Trustee  or
Certificate   Registrar  of  its  obligations  under  the  Indenture  or  this
Agreement, as applicable; or

            (f)   the  amendment  of the Pooling and  Servicing  Agreement  in circumstances where the consent of any Noteholder is required.

            SECTION IV.2      Action by  Certificateholders  with  Respect to
Certain Matters.  The Owner Trustee shall not have the power,  except upon the written direction of the  Certificateholders,  to (a) remove the Administrator under the  Administration  Agreement  pursuant  to  Section  10  thereof,  (b)
appoint  a   successor   Administrator   pursuant   to   Section   10  of  the
Administration  Agreement,  (c)  remove the  Servicer  under the  Pooling  and
Servicing  Agreement  pursuant  to  Section  8.02  thereof  or (d)  except  as expressly  provided  in the  Basic  Documents,  sell  the  Receivables  or any interest  therein after the  termination of the  Indenture.  The Owner Trustee shall  take the  actions  referred  to in the  preceding  sentence  only  upon written instructions signed by the Certificateholders.

            SECTION IV.3      Action by  Certificateholders  with  Respect to
Bankruptcy.  The  Owner  Trustee  shall  not have  the  power  to  commence  a
voluntary   proceeding  in  bankruptcy  relating  to  the  Trust  without  the unanimous  prior  approval  of all  Holders  of  Certificates  (including  the unanimous  approval of the board of directors of the Seller)  unless the Owner
Trustee reasonably believes that the Trust is insolvent.

            SECTION IV.4      Restrictions on  Certificateholders'  Power. The
Certificateholders  shall not direct the Owner Trustee to take or refrain from taking  any  action  if such  action  or  inaction  would be  contrary  to any obligation of the Trust or the Owner  Trustee  under this  Agreement or any of the Basic  Documents  or would be contrary to Section 2.3, nor shall the Owner
Trustee be obligated to follow any such direction, if given.

            SECTION IV.5      Majority Control.  Except as expressly  provided
herein,  any action that may be taken or consent that may be given or withheld by the  Certificateholders  under this  Agreement  shall be  effective if such action is taken or such  consent  is given or  withheld  by the  Holders  of a majority of the ownership  interest in the Trust  outstanding  as of the close of the preceding  Distribution  Date. Except as expressly provided herein, any
written   notice,   instruction,   direction   or   other   document   of  the
Certificateholders  delivered pursuant to this Agreement shall be effective if signed by Holders of  Certificates  evidencing not less than a majority of the ownership interest in the Trust at the time of the delivery of such notice.

                                   ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

            SECTION V.1 Establishment of Certificate Distribution Account.

            (a)   The  Servicer,  for the  benefit of the  Certificateholders, shall  establish and maintain at The Chase  Manhattan  Bank in the name of the
Owner  Trustee an Eligible  Deposit  Account  known as the Navistar  Financial
2000-B  Owner  Trust  Certificate   Distribution   Account  (the  "Certificate
Distribution  Account"),  bearing an additional designation clearly indicating
that  the  funds   deposited   therein   are  held  for  the  benefit  of  the
Certificateholders.

            (b)   The  Owner  Trustee  shall  possess  all  right,  title  and interest in and to all funds on deposit  from time to time in the  Certificate
Distribution  Account  and  in  all  proceeds  thereof.  Except  as  otherwise provided  herein or in the Pooling and Servicing  Agreement,  the  Certificate
Distribution  Account  shall be under the sole  dominion  and  control  of the
Owner  Trustee  for the  benefit of the  Certificateholders.  If, at any time, the  Certificate  Distribution  Account  ceases  to  be  an  Eligible  Deposit
Account,  the Servicer  shall within 10 Business Days (or such longer  period, not to exceed 30 calendar  days,  as to which each Rating  Agency may consent)
establish  a new  Certificate  Distribution  Account  as an  Eligible  Deposit
Account  and shall  cause the Owner  Trustee to  transfer  any cash and/or any
investments  in  the  old  Certificate   Distribution   Account  to  such  new
Certificate Distribution Account.

            SECTION V.2   Application of Trust Funds.

            (a)   On each  Distribution  Date,  the Owner Trustee shall (based on the information  contained in the Servicer's  Certificate  delivered on the related  Determination  Date) distribute to the  Certificateholders,  on a pro
rata  basis,  amounts  deposited  in  the  Certificate   Distribution  Account
pursuant to Sections  4.07(b),  5.01(b)(i),  5.05,  9.02(a) and 9.02(d) of the
Pooling and Servicing Agreement.

            (b)   On each Distribution  Date, the Owner Trustee shall send (or shall cause to be sent) to each  Certificateholder  the statement described in
Section 4.09(a) of the Pooling and Servicing Agreement.

            (c)   If any  withholding tax is imposed on  distributions  of the
Owner Trust Estate (or  allocations  of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to the  Certificateholder in accordance  with this Section 5.2. The Owner  Trustee is hereby  authorized
and  directed  to  retain  from  amounts   otherwise   distributable   to  the
Certificateholders  sufficient  funds  for  the  payment  of any  tax  that is legally required to be paid by the Owner Trustee,  on behalf of the Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting  any such tax in appropriate  proceedings and  withholding  payment of such tax, if permitted  by law,  pending  the outcome of such  proceedings).  The amount of any  withholding  tax imposed  with  respect to a  Certificateholder  shall be treated  as cash  distributed  to  such  Certificateholder  at the  time it is withheld  by  the  Owner  Trustee  and  remitted  to  the  appropriate  taxing authority.  If there is a  possibility  that  withholding  tax is payable with
respect   to  a   distribution   (such  as  a   distribution   to  a  non-U.S.
Certificateholder),  the Owner  Trustee  may in its sole  discretion  withhold
such amounts   in   accordance   with   this   subsection    5.2(c).    If   a
Certificateholder  wishes to apply for a refund of any such  withholding  tax, the Owner Trustee shall reasonably  cooperate with such  Certificateholder  in making such claim so long as such  Certificateholder  agrees to reimburse  the
Owner Trustee for any out-of-pocket expenses incurred.

            (d)   If the Indenture  Trustee holds  escheated funds for payment to the Trust pursuant to Section  3.3(e) of the  Indenture,  the Owner Trustee
shall,  upon notice from the Indenture  Trustee that such funds exist,  submit an Issuer Order to the  Indenture  Trustee  pursuant to Section  3.3(e) of the
Indenture  instructing  the  Indenture  Trustee to pay such funds to or at the order of the Seller.

            SECTION V.3 Method  of   Payment.   Subject  to  Section   7.1(c),
distributions  required to be made to  Certificateholders  on any Distribution
Date shall be made to each  Certificateholder  of record on the related Record
Date (i) by wire transfer,  in immediately  available funds, to the account of such Holder at a bank or other entity having appropriate  facilities  therefor
or,   where   possible,   by   intra-bank   book   entry   credit,   if   such
Certificateholder   shall  have   provided   to  the   Certificate   Registrar
appropriate  written  instructions  at least five  Business Days prior to such
Record   Date   and   the   distribution   required   to  be   made   to  such
Certificateholders   exceeds   $100,000  or  (ii)  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the Certificate
Register.

            SECTION V.4 Accounting and Reports to the Certificateholders, the
Internal  Revenue  Service and Others.  The Owner  Trustee  shall (a) maintain
(or  cause to be  maintained)  the books of the Trust on the basis of a fiscal year ending  October 31 on the accrual  method of  accounting,  (b) deliver to each  Certificateholder,  as  may  be  required  by the  Code  and  applicable
Treasury  Regulations  or otherwise,  such  information  as may be required to enable each  Certificateholder  to prepare its federal income tax returns, (c)
file such tax  returns  relating to the Trust and make such  elections  as may from time to time be required or  appropriate  under any  applicable  state or federal  statute  or rule  or  regulation  thereunder  so as to  maintain  the
Trust's  characterization  as a division  or branch of the Seller for  federal income tax  purposes,  (d) cause  such tax  returns to be signed in the manner required by law and (e) collect or cause to be collected any  withholding  tax as  described  in and in  accordance  with  subsection  5.2(c) with respect to income or distributions to Certificateholders.

            SECTION V.5 Signature  on Returns.  The Owner  Trustee  shall sign on  behalf  of the  Trust  any  and  all  tax  returns  of the  Trust,  unless applicable law requires a Certificateholder  to sign such documents,  in which case such documents shall be signed by the Seller.

                                  ARTICLE VI
                               THE OWNER TRUSTEE

            SECTION VI.1      Duties of Owner Trustee.

            (a)   The Owner  Trustee  undertakes  to perform such duties,  and only  such  duties,  as are  specifically  set  forth in this  Agreement,  the
Pooling and Servicing  Agreement and the other Basic Documents,  including the administration  of the  Trust  in  the  interest  of  the  Certificateholders, subject to the Basic  Documents and in accordance  with the provisions of this
Agreement and the Pooling and  Servicing  Agreement.  No implied  covenants or obligations  shall be read into this  Agreement,  the  Pooling  and  Servicing
Agreement or any other Basic Document against the Owner Trustee.

            (b)   Notwithstanding  the  foregoing,  the Owner Trustee shall be deemed to have discharged its duties and responsibilities  hereunder and under the  Basic  Documents  to the  extent  the  Administrator  has  agreed  in the
Administration  Agreement to perform any act or to  discharge  any duty of the
Owner  Trustee  hereunder or under any Basic  Document,  and the Owner Trustee shall not be liable for the default or failure of the  Administrator  to carry out its obligations under the Administration Agreement.

            (c)   In the absence of bad faith on its part,  the Owner  Trustee may  conclusively  rely upon  certificates or opinions  furnished to the Owner
Trustee and  conforming to the  requirements  of this Agreement in determining the truth of the  statements  and the  correctness  of the opinions  contained therein;  provided,  however,  that the Owner Trustee shall have examined such certificates  or opinions so as to determine  compliance  of the same with the requirements of this Agreement.

            (d)   The Owner  Trustee may not be relieved  from  liability  for its own negligent action,  its own negligent failure to act or its own willful misconduct, except that:

                  (i)   this  subsection  6.1(d) shall not limit the effect of
      subsection 6.1(a) or (b);

                  (ii)  the Owner  Trustee  shall not be liable  for any error of judgment  made in good faith by a  Responsible  Officer  unless it is proved  that  the  Owner  Trustee  was  negligent  in  ascertaining  the pertinent facts; and

                  (iii) the Owner  Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance  with a direction received by it pursuant to Section 4.1, 4.2 or 6.4.

             (e)  Subject to  Sections  5.1 and 5.2,  monies  received  by the
Owner  Trustee  hereunder  need not be  segregated in any manner except to the extent  required  by law or the  Pooling and  Servicing  Agreement  and may be
deposited  under such general  conditions as may be prescribed by law, and the
Owner Trustee shall not be liable for any interest thereon.

             (f)  The Owner  Trustee  shall not take any  action  that  (i) is inconsistent  with the  purposes of the Trust set forth in Section 2.3 or (ii)
would, to the actual knowledge of a Responsible  Officer of the Owner Trustee, result in the Trust's  becoming  taxable as a corporation  for federal  income tax purposes.

             (g)  The  Certificateholders  shall not direct the Owner  Trustee to take action that would violate the provisions of this Section 6.1.

            SECTION VI.2      Rights of Owner  Trustee.  The Owner  Trustee is
authorized  and directed to execute and deliver the Basic  Documents  and each certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which it is to be a party,  on behalf of the Trust, in such form as the Seller shall approve as evidenced  conclusively  by the Owner
Trustee's execution thereof.  In addition to the foregoing,  the Owner Trustee is  authorized,  but shall not be obligated,  to take all actions  required of it,  on behalf  of the  Trust,  pursuant  to the  Basic  Documents.  The Owner
Trustee is  further  authorized  from time to time to take such  action as the
Administrator recommends with respect to the Basic Documents.

            SECTION VI.3      Acceptance  of  Trusts  and  Duties.  Except  as
otherwise  provided  in this  Article  VI,  in  accepting  the  trusts  hereby created,  Chase Manhattan Bank USA, National  Association acts solely as Owner
Trustee  hereunder and not in its  individual  capacity and all Persons having
any  claim   against  the  Owner   Trustee  by  reason  of  the   transactions
contemplated  by this  Agreement or any Basic  Document shall look only to the
Owner Trust  Estate for payment or  satisfaction  thereof.  The Owner  Trustee accepts the trusts hereby  created and agrees to perform its duties  hereunder with  respect to such  trusts but only upon the terms of this  Agreement.  The
Owner  Trustee  also agrees to  disburse  all monies  actually  received by it
constituting   part  of  the  Owner  Trust  Estate  upon  the  terms  of  this
Agreement.  The Owner Trustee shall not be liable or accountable  hereunder or under  any Basic  Document  under any  circumstances,  except  (i) for its own negligent  action,  its  own  negligent  failure  to act or  its  own  willful misconduct  or (ii) in the case of the  inaccuracy  of any  representation  or warranty  contained in Section 6.6 and  expressly  made by the Owner  Trustee.
In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

            (a)   the Owner Trustee  shall at no time have any  responsibility or liability for or with respect to the legality,  validity and enforceability of any  Receivable  or the  perfection  and priority of any security  interest created by any  Receivable in any Financed  Vehicle or the  maintenance of any such  perfection  and priority,  or for or with respect to the  sufficiency of the Owner  Trust  Estate or its  ability to  generate  the  distributions  and payments  to  be  made  to  Certificateholders  under  this  Agreement  or  to
Noteholders  under  the  Indenture,   including,   without   limitation:   the
existence,  condition and ownership of any Financed Vehicle; the existence and enforceability  of any  insurance  thereon;  the existence and contents of any
Receivable  on any  computer  or other  record  thereof;  the  validity of the assignment  of any  Receivable  to the  Owner  Trustee  or of any  intervening
assignment;   the   completeness  of  any   Receivable;   the  performance  or
enforcement  of any  Receivable;  the compliance by the Seller or the Servicer with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation  or any  action  of  the  Administrator,  the  Trustee  or  the  Servicer  or  any
subservicer taken in the name of the Owner Trustee;

            (b)   the Owner  Trustee  shall not be liable with  respect to any action taken or omitted to be taken by it in accordance with the  instructions of the Administrator or any Certificateholder;

            (c)   no provision of this  Agreement or any Basic  Document shall require  the Owner  Trustee  to expend or risk  funds or  otherwise  incur any financial  liability  in  the  performance  of any of  its  rights  or  powers hereunder  or under  any  Basic  Document,  if the Owner  Trustee  shall  have reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity  against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

            (d)   under no  circumstances  shall the Owner  Trustee  be liable for  indebtedness  evidenced by or arising  under any of the Basic  Documents, including  the  principal of and interest on the Notes or any amounts  payable with respect to the Certificates;

            (e)   the  Owner  Trustee  shall  not  be  responsible  for  or in respect of, and makes no  representation as to, the validity or sufficiency of any provision of this Agreement or for the due execution  hereof by the Seller or for the form,  character,  genuineness,  sufficiency,  value or validity of any  of the  Owner  Trust  Estate  or for or in  respect  of the  validity  or sufficiency of the Basic Documents,  the Notes,  the Certificates  (other than the certificate of  authentication  on the Certificates) or of any Receivables or any related  documents,  and the Owner  Trustee shall in no event assume or incur  any  liability,  duty  or  obligation  to  any  Noteholder  or  to  any
Certificateholder,  other  than as  expressly  provided  for herein and in the
Basic Documents;

            (f)   the Owner  Trustee  shall not be liable  for the  default or misconduct  of the  Administrator,  the Indenture  Trustee,  the Seller or the
Servicer  under any of the Basic  Documents or otherwise and the Owner Trustee shall not have any  obligation or liability to perform the  obligations of the
Trust under this  Agreement  or the Basic  Documents  that are  required to be performed  by  the  Administrator  under  the  Administration  Agreement,  the
Indenture  Trustee  under the  Indenture,  the Servicer  under the Pooling and
Servicing Agreement or NFC under the Purchase Agreement; and

            (g)   the  Owner  Trustee  shall not be under  any  obligation  to exercise  any of the rights or powers  vested in it by this  Agreement,  or to institute,  conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request,  order or direction of any of the Certificateholders,  unless such Certificateholders have offered to the Owner  Trustee  security or indemnity  satisfactory  to it against the costs,  expenses and liabilities that may be incurred by the Owner
Trustee  therein or  thereby.  The right of the Owner  Trustee to perform  any discretionary  act enumerated in this Agreement or in any Basic Document shall not be construed as a duty,  and the Owner Trustee shall not be answerable for other than its  negligence  or willful  misconduct in the  performance  of any such act.

            SECTION VI.4      Action upon Instruction by Certificateholders.

            (a)   Subject   to   Section   4.4   and   Section   6.1(g),   the
Certificateholders  may by written instruction direct the Owner Trustee in the management  of the  Trust.  Such  direction  may be  exercised  at any time by written instruction of the Certificateholders pursuant to Section 4.5.

            (b)   Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action  hereunder  or under any Basic  Document if the
Owner Trustee shall have reasonably determined,  or shall have been advised by counsel,  that such action is likely to result in liability on the part of the
Owner  Trustee or is contrary to the terms hereof or of any Basic  Document or is otherwise contrary to law.

            (c)   Whenever  the Owner  Trustee  is  unable  to decide  between alternative  courses  of action  permitted  or  required  by the terms of this
Agreement or any Basic Document,  or is unsure as to the application,  intent, interpretation  or meaning of any  provision  of this  Agreement  or the Basic
Documents,  the Owner  Trustee  shall  promptly  give  notice (in such form as shall  be  appropriate  under  the  circumstances)  to the  Certificateholders requesting  instruction as to the course of action to be adopted,  and, to the extent  the  Owner  Trustee  acts in good  faith in  accordance  with any such instruction  received,  the Owner  Trustee  shall not be liable on  account of such  action to any  Person.  If the  Owner  Trustee  shall not have  received appropriate  instructions  within  ten days of such  notice  (or  within  such shorter  period of time as  reasonably  may be specified in such notice or may be necessary under the  circumstances)  it may, but shall be under no duty to, take or refrain  from  taking such action  which is  consistent,  in its view, with this Agreement or the Basic Documents,  and as it shall deem to be in the best interests of the Certificateholders,  and the Owner Trustee shall have no liability to any Person for any such action or inaction.

            SECTION VI.5      Furnishing  of  Documents.   The  Owner  Trustee
shall  furnish to the  Certificateholders,  promptly upon receipt of a written request  therefor,  duplicates  or copies of all reports,  notices,  requests,
demands,   certificates,   financial  statements  and  any  other  instruments
furnished to the Owner Trustee under the Basic Documents.

            SECTION VI.6      Representations   and   Warranties   of  Owner
Trustee.  The Owner Trustee hereby represents and warrants to the Seller,  for the benefit of the Certificateholders, that:

            (a)   It is a national bank duly organized,  validly  existing and in good standing  under the federal laws of the United States of America.  The eligibility  requirements  set forth in Section  6.13 (a) - (c) are  satisfied with respect to it.

            (b)   It has full  power,  authority  and legal  right to execute, deliver and perform  this  Agreement,  and has taken all  necessary  action to authorize the execution, delivery and performance by it of this Agreement.

            (c)   The  execution,  delivery  and  performance  by it  of  this
Agreement  (i) shall  not  violate  any  provision  of any  law or  regulation governing  the  banking  and trust  powers of the Owner  Trustee or any order, writ,  judgment or decree of any court,  arbitrator or governmental  authority applicable to the Owner Trustee or any of its assets,  (ii) shall  not violate any provision of the charter or by-laws of the Owner  Trustee,  or (iii) shall not violate any provision of, or  constitute,  with or without notice or lapse of time, a default under,  or result in the creation or imposition of any lien on  any  properties  included  in  the  Owner  Trust  Estate  pursuant  to the
provisions  of  any  mortgage,   indenture,   contract,   agreement  or  other
undertaking  to which it is a party,  which  violation,  default or lien could reasonably  be  expected  to have a  materially  adverse  effect  on the Owner
Trustee's  performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

            (d)   The  execution,   delivery  and  performance  by  the  Owner
Trustee of this  Agreement  shall not  require the  authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other  action in  respect  of,  any  governmental  authority  or agency  regulating the corporate trust activities of Chase Manhattan Bank USA,
National Association.

            (e)   This  Agreement  has been duly executed and delivered by the
Owner Trustee and  constitutes the legal,  valid and binding  agreement of the
Owner  Trustee,   enforceable  in  accordance   with  its  terms,   except  as
enforceability may be limited by bankruptcy,  insolvency,  reorganization,  or other similar laws affecting the  enforcement of creditors'  rights in general
and  by  general   principles   of   equity,   regardless   of  whether   such
enforceability is considered in a proceeding in equity or at law.

            SECTION VI.7      Reliance; Advice of Counsel.

            (a)   The Owner  Trustee  shall  incur no  liability  to anyone in acting upon any signature,  instrument, notice, resolution,  request, consent, order, certificate,  report, opinion, bond or other document or paper believed by it to be genuine  and  believed  by it to be signed by the proper  party or parties  and need not  investigate  any fact or matter  in any such  document.
The Owner Trustee may accept a certified  copy of a resolution of the board of directors  or  other  governing  body of any  corporate  party  as  conclusive evidence that such  resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or  matter the method of the determination  of which  is not  specifically  prescribed  herein,  the  Owner
Trustee  may for all  purposes  hereof  rely on a  certificate,  signed by the president  or any vice  president  or by the  treasurer  or  other  authorized officers  of  the  relevant  party,  as to  such  fact  or  matter,  and  such certificate  shall  constitute  full  protection  to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b)   In the exercise or  administration  of the trusts  hereunder and in the performance of its duties and  obligations  under this Agreement or the Basic  Documents,  the Owner Trustee:  (i) may act directly or through its agents, attorneys,  custodians or nominees pursuant to agreements entered into with any of them,  and the Owner  Trustee  shall not be liable for the conduct or  misconduct  of such  agents,  attorneys,  custodians  or  nominees if such agents,  attorneys,  custodians  or nominees  shall have been  selected by the
Owner  Trustee  with  reasonable  care;  and (ii) may  consult  with  counsel, accountants  and other skilled  professionals  to be selected with  reasonable care and  employed by it. The Owner  Trustee  shall not be liable for anything done,  suffered or omitted in good faith by it in accordance  with the opinion or advice of any such  counsel,  accountants  or other  such  Persons  and not contrary to this Agreement or any Basic Document.

            SECTION VI.8      Owner  Trustee May Own  Certificates  and Notes.
The Owner  Trustee  in its  individual  or any other  capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the Seller,  the
Administrator,  the Indenture  Trustee and the Servicer in transactions in the same manner as it would have if it were not the Owner Trustee.

            SECTION VI.9      Compensation  and  Indemnity.  The Owner Trustee
shall receive as compensation from the Seller for its services  hereunder such fees as have been  separately  agreed upon before the date hereof  between the
Seller and the Owner  Trustee,  and the Owner  Trustee shall be entitled to be reimbursed  by the  Servicer  for its  other  reasonable  expenses  hereunder, including the  reasonable  compensation,  expenses and  disbursements  of such agents, custodians, nominees,  representatives,  experts and counsel as it may employ in connection  with the exercise and  performance of its rights and its duties  hereunder.  The Servicer  shall  indemnify  the Owner  Trustee and its successors,  assigns, agents and servants in accordance with the provisions of
Section 7.01 of the Pooling and  Servicing  Agreement.  The  compensation  and indemnities  described in this Section 6.9 shall  survive the  resignation  or termination  of the Owner Trustee or the  termination of this  Agreement.  Any amounts  paid to the Owner  Trustee  pursuant to this  Article VI shall not be deemed to be a part of the Owner Trust Estate immediately after such payment.

            SECTION VI.10 Replacement of Owner Trustee.

            (a)   The Owner  Trustee  may give  notice of its intent to resign and be discharged  from the trusts hereby created by written notice thereof to the  Administrator;  provided that no such resignation shall become effective, and the  Owner  Trustee  shall  not  resign,  prior to the  time set  forth in
Section 6.10(c).  The  Administrator  may appoint a successor Owner Trustee by delivering a written instrument,  in duplicate, to the resigning Owner Trustee and the  successor  Owner  Trustee.  If no successor  Owner Trustee shall have been appointed and have accepted  appointment  within 30 days after the giving of such notice,  the resigning  Owner Trustee  giving such notice may petition any court of competent  jurisdiction  for the appointment of a successor Owner
Trustee.  The Administrator shall remove the Owner Trustee if:

             (i)  the Owner  Trustee  shall cease to be eligible in accordance with the  provisions  of  Section  6.13 and shall  fail to resign  after written request therefor by the Administrator;

            (ii)  the Owner Trustee shall be adjudged bankrupt or insolvent;

           (iii)  a receiver or other  public  officer  shall be  appointed or take  charge or  control  of the Owner  Trustee  or of its  property  or affairs for the purpose of rehabilitation,  conservation or liquidation;
      or

            (iv)  the Owner Trustee shall otherwise be incapable of acting.

            (b)   If the Owner  Trustee  gives  notice of its intent to resign or is removed or if a vacancy  exists in the office of Owner  Trustee  for any reason, the Administrator  shall promptly appoint a successor Owner Trustee by written  instrument,  in  duplicate  (one  copy of which  instrument  shall be delivered  to the  outgoing  Owner  Trustee  so  removed  and one  copy to the successor  Owner  Trustee) and shall pay all fees owed to the  outgoing  Owner
Trustee.

            (c)   Any   resignation  or  removal  of  the  Owner  Trustee  and
appointment of a successor Owner Trustee  pursuant to any of the provisions of this Section 6.10 shall not become effective and no such resignation  shall be deemed  to  have  occurred  until  a  written  acceptance  of  appointment  is delivered by the  successor  Owner  Trustee to the outgoing  Owner Trustee and the  Administrator and all fees and expenses due to the outgoing Owner Trustee are paid.  Any  successor  Owner  Trustee  appointed  pursuant to this Section
6.10 shall be eligible  to act in such  capacity in  accordance  with  Section
6.13 and,  following  compliance  with the  preceding  sentence,  shall become fully  vested  with all the  rights,  powers,  duties and  obligations  of its predecessor  under this Agreement,  with like effect as if originally named as
Owner Trustee.  The Administrator  shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

            (d)   The  predecessor  Owner  Trustee  shall upon  payment of its fees and expenses  deliver to the  successor  Owner  Trustee all documents and statements and monies held by it under this Agreement.  The  Administrator and the predecessor  Owner Trustee shall execute and deliver such  instruments and do such other things as may  reasonably  be required  for fully and  certainly vesting  and  confirming  in the  successor  Owner  Trustee  all such  rights, powers, duties and obligations.

            (e)   Upon  acceptance of appointment by a successor Owner Trustee pursuant to this  Section  6.10,  the  Administrator  shall mail notice of the successor  of such Owner  Trustee  to all  Certificateholders,  the  Indenture
Trustee, the Noteholders and the Rating Agencies.

            SECTION  VI.11  Merger  or  Consolidation  of Owner  Trustee.  Any
Person into which the Owner  Trustee may be merged or  converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Owner Trustee shall be a party,  or any Person succeeding to all or substantially  all of the corporate trust business of the
Owner  Trustee,  shall  be the  successor  of  the  Owner  Trustee  hereunder, provided such Person shall be eligible  pursuant to Section 6.13,  and without the  execution or filing of any  instrument  or any further act on the part of any of the parties  hereto;  provided,  however,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

            SECTION VI.12 Appointment of Co-Trustee or Separate Trustee.

            (a)   Notwithstanding  any other provisions of this Agreement,  at
any  time,   for  the  purpose  of  meeting  any  legal   requirement  of  any
jurisdiction  in which any part of the  Owner  Trust  Estate  or any  Financed
Vehicle may at the time be located,  the  Administrator  and the Owner Trustee acting  jointly  shall  have the power  and  shall  execute  and  deliver  all instruments  to appoint one or more Persons  approved by the Owner  Trustee to act as co-trustee,  jointly with the Owner Trustee,  or as separate trustee or trustees,  of all or any part of the Owner Trust  Estate,  and to vest in such
Person,  in such capacity,  such title to the Owner Trust Estate,  or any part thereof,  and,  subject to the other  provisions  of this Section  6.12,  such powers,  duties,  obligations,  rights and trusts as the Administrator and the
Owner  Trustee may  consider  necessary  or  desirable.  If the  Administrator shall not have joined in such appointment  within 15 days after the receipt by it of a request  to do so,  the Owner  Trustee  alone  shall have the power to
make  such   appointment.   No  co-trustee  or  separate  trustee  under  this
Agreement  shall be required to meet the terms of  eligibility  as a successor trustee  pursuant  to  Section  6.13 and no notice of the  appointment  of any co-trustee or separate trustee shall be required pursuant to Section 6.10.

            (b)   Each separate  trustee and co-trustee  shall,  to the extent permitted by law, be  appointed  and act subject to the  following  provisions and conditions:

             (i)  all rights,  powers,  duties and  obligations  conferred  or imposed upon the Owner Trustee shall be conferred  upon and exercised or performed by the Owner Trustee and such  separate  trustee or co-trustee jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized to act separately  without the Owner Trustee  joining in  such  act),  except  to  the  extent  that  under  any  law  of  any jurisdiction  in which any  particular  act or acts are to be performed, the Owner Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which event such rights,  powers, duties and obligations
      (including  the  holding  of  title to the  Owner  Trust  Estate  or any portion  thereof  in any  such  jurisdiction)  shall  be  exercised  and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Owner Trustee;

            (ii)  no trustee under this Agreement  shall be personally  liable by  reason  of any act or  omission  of any  other  trustee  under  this
      Agreement  (unless  such  other  trustee  acts  or  fails  to act at the direction of such first trustee); and

           (iii)  the  Administrator  and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate  trustee or co-trustee.

            (c)   Any  notice,  request  or other  writing  given to the Owner
Trustee  shall be  deemed  to have  been  given  to each of the then  separate trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this
Agreement  and the  conditions  of this  Article.  Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly  with the Owner  Trustee or  separately,  as may be provided  therein, subject to all the provisions of this Agreement,  specifically including every provision  of  this  Agreement  relating  to the  conduct  of,  affecting  the liability  of,  or  affording  protection  to,  the Owner  Trustee.  Each such instrument  shall be filed with the Owner  Trustee and a copy thereof given to the Administrator.

            (d)   Any separate  trustee or co-trustee  may at any time appoint the  Owner  Trustee  as its  agent or  attorney-in-fact  with  full  power and authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  If any separate trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be  exercised  by the Owner  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

            SECTION VI.13  Eligibility  Requirements  for Owner  Trustee.  The
Owner Trustee shall at all times:  (a) be a  corporation,  a national  banking association or a bank; (b) be  authorized to exercise  corporate trust powers;
(c) have  a  combined  capital  and  surplus  of at least  $50,000,000  and be subject to supervision or  examination  by federal or state  authorities;  and
(d) have  a  long-term  unsecured  debt  rating  of at least  Baa3 by  Moody's
Investors  Service,  Inc. or be otherwise  satisfactory  to Moody's  Investors
Service,  Inc. If such Person or bank shall  publish  reports of  condition at least  annually,  pursuant  to  law or to the  requirements  of the  aforesaid supervising  or  examining  authority,  then for the  purpose of this  Section
6.13, the combined  capital and surplus of such Person or bank shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  If at any time the Owner  Trustee  shall cease to be eligible in accordance  with the provisions of this Section 6.13, the Owner
Trustee shall resign  immediately in the manner and with the effect  specified in Section 6.10.

                                  ARTICLE VII
                        TERMINATION OF TRUST AGREEMENT

            SECTION VII.1     Termination of Trust Agreement.

            (a)   This Agreement  (other than Section 6.9) and the Trust shall terminate  and be of no further force or effect on the final  distribution  by the Owner  Trustee of all monies or other  property  or  proceeds of the Owner
Trust Estate in accordance  with the terms of the  Indenture,  the Pooling and
Servicing  Agreement  (including the exercise by the Servicer of its option to purchase  the  Receivables  pursuant  to  Section  9.01  of  the  Pooling  and
Servicing Agreement) and Article V; provided,  however, that in no event shall the Trust  created by this  Agreement  continue  beyond the  expiration  of 21 years from the date hereof. The bankruptcy,  liquidation,  dissolution,  death or  incapacity  of any  Certificateholder  shall not (x) operate to  terminate this Agreement or the Trust,  nor (y) entitle such  Certificateholder's  legal representatives  or  heirs to claim an  accounting  or to take any  action  or proceeding  in any court for a  partition  or winding up of all or any part of the Trust or the Owner  Trust  Estate nor  (z) otherwise  affect  the  rights, obligations and liabilities of the parties hereto.

            (b)   This Agreement shall be  irrevocable.  Except as provided in
Section  7.1(a)  and in  this  Section 7.1(b),  neither  the  Seller  nor  any
Certificateholder  shall be entitled to revoke or terminate  the Trust or this
Agreement.  Each of the Seller  and the Owner  Trustee  acknowledges  that the
Indenture Trustee, on behalf of the Noteholders,  is a third-party beneficiary of this  Agreement.  For so long as the Notes  are  outstanding,  neither  the
Trust  nor  this  Agreement  shall  be  revoked  without  the  consent  of the
Indenture  Trustee.  Each of the  Seller  and the Owner  Trustee  acknowledges that  the  Indenture  Trustee,  as an agent of the  Noteholders,  maintains  a legitimate  interest  in ensuring  that the Trust is not revoked  prior to the fulfillment  of the  Trust  objectives.  In no  event  may this  Agreement  be amended  without  the consent of the  Indenture  Trustee if the effect of such amendment  is the  revocation  or  termination  of this  Trust  other  than in accordance with this Section 7.1.

            (c)   Notice  of any  termination  of  the  Trust  specifying  the
Distribution  Date upon which the  Certificateholders  shall  surrender  their
Certificates  to the Owner Trustee for payment of the final  distribution  and
cancellation,   shall  be  given  by  the   Owner   Trustee   by   letter   to
Certificateholders  mailed  within five  Business Days of receipt of notice of such  termination  from the Servicer given  pursuant to subsection  9.02(b) of the Pooling and Servicing  Agreement,  stating: (i) the Distribution Date upon or with respect to which the final  distribution on the Certificates  shall be made upon  presentation and surrender of the Certificates at the office of the
Owner Trustee; (ii) the amount of any such final distribution;  and (iii) that the  Record  Date  otherwise  applicable  to  such  Distribution  Date  is not applicable,  distributions  being made only upon presentation and surrender of the  Certificates  at the office of the Owner Trustee therein  specified.  The
Owner  Trustee shall give such notice to the  Certificate  Registrar (if other than the Owner  Trustee)  and the  Owner  Trustee  at the time such  notice is
given  to   Certificateholders.   Upon   presentation  and  surrender  of  the
Certificates,   the  Owner   Trustee   shall  cause  to  be   distributed   to
Certificateholders  amounts  distributable on such  Distribution Date pursuant to Section 5.2.

            (d)   If all of the  Certificateholders  shall not surrender their
Certificates  for  cancellation  within six months after the date specified in the written notice  specified in Section 7.1(c),  the Owner Trustee shall give a second  written  notice to the  remaining  Certificateholders  to  surrender their  Certificates for cancellation and receive the final  distribution  with respect  thereto.  If  within  one  year  after  the  second  notice  all  the
Certificates  shall  not have been  surrendered  for  cancellation,  the Owner
Trustee  may  take  appropriate  steps,  or  may  appoint  an  agent  to  take appropriate  steps,  to contact the  remaining  Certificateholders  concerning surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject  to this  Agreement.
Subject  to  applicable  laws with  respect  to  escheat  of funds,  any funds remaining in the Owner Trust Estate after  exhaustion  of such remedies in the preceding  sentence shall be deemed  property of the Seller and distributed by the Owner Trustee to the Seller.

            (e)   Within  sixty days of the later of (i) the  cancellation  of all of the Certificates  pursuant to Section 7.1(c) or Section 7.1(d), or (ii)
payment to the Seller of funds  remaining in the Owner Trust  Estate  pursuant to  Section  7.1(d),  the  Owner  Trustee  shall  provide  each of the  Rating
Agencies  with  written  notice  stating  that all  Certificates  have been so canceled or such funds have been so paid to the Seller.

                                 ARTICLE VIII
                                  AMENDMENTS

            SECTION VIII.1    Amendments      Without      Consent     of
Certificateholders  or  Noteholders.  This  Agreement  may be  amended  by the
Seller   and  the  Owner   Trustee   without   the   consent  of  any  of  the
Securityholders  (but with  prior  notice to each of the Rating  Agencies)  to
(i) cure any  ambiguity,  (ii) correct  or  supplement  any  provision in this
Agreement that may be defective or  inconsistent  with any other  provision in this  Agreement  or any other  Basic  Document,  (iii) add or  supplement  any credit  enhancement for the benefit of the  Securityholders  (provided that if any such addition shall affect any class of  Securityholders  differently than any  other  class  of  Securityholders,  then  such  addition  shall  not,  as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the  interests  of  any  class  of  the  Securityholders),  (iv)  add  to  the covenants,  restrictions or obligations of the Seller or the Owner Trustee for the  benefit  of  the  Securityholders,  (v)  evidence  and  provide  for  the acceptance  of the  appointment  of a successor  trustee  with  respect to the
Owner Trust Estate and add to or change any  provisions  as shall be necessary to  facilitate  the  administration  of the trusts  hereunder by more than one trustee  pursuant to Article VI, or (vi) add,  change or  eliminate  any other provision  of this  Agreement in any manner that shall not, as evidenced by an
Opinion of Counsel,  adversely affect in any material respect the interests of the Securityholders.

            SECTION VIII.2    Amendments With Consent of  Certificateholders
and  Noteholders.  This  Agreement  may be  amended  from  time to time by the
Seller and the Owner  Trustee  with the  consent of  Noteholders  whose  Notes evidence  not less than a  majority  of the  Outstanding  Amount of the Voting
Notes as of the close of business on the preceding  Distribution  Date and the consent of the Holders of Certificates  evidencing not less than a majority of the ownership  interests in the Owner Trust Estate as of the close of business on the preceding  Distribution Date (which consent,  whether given pursuant to this Section 8.2 or pursuant to any other provision of this  Agreement,  shall be  conclusive  and binding on such  Person and on all future  holders of such
Notes  or  Certificates  and of any  Notes  or  Certificates  issued  upon the transfer  thereof or in  exchange  thereof or in lieu  thereof  whether or not notation  of such  consent  is made  upon the Notes or  Certificates)  for the purpose of adding any  provisions to or changing in any manner or  eliminating any of the  provisions  of this  Agreement,  or of modifying in any manner the rights of the Noteholders or the Certificateholders;  provided,  however, that no such amendment  shall  (a) increase  or reduce in any manner the amount of, or accelerate or delay the timing of,  collections  of payments on Receivables or  distributions  that  shall  be  required  to be  made  on any  Note or the
Specified  Reserve  Account  Balance,   (b) reduce  the  aforesaid  percentage
required to consent to any such  amendment or (c) amend  Section 4.3,  without the  consent of the  Holders of all of the Notes and the Holders of all of the
Certificates then outstanding.  The Administrator  shall furnish notice of the substance of any proposed amendment,  supplement or consent under this Section
8.2 to each of the Rating Agencies prior to obtaining consent thereto.

            SECTION VIII.3    Form of Amendments.

            (a)   Promptly  after the execution of any  amendment,  supplement or consent  pursuant to Section 8.1 or 8.2, the Owner  Trustee  shall  furnish written  notification  of the  substance of such  amendment or consent to each
Certificateholder and the Indenture Trustee.

            (b)   It   shall   not   be   necessary   for   the   consent   of
Certificateholders,  the  Noteholders  or the  Indenture  Trustee  pursuant to
Section  8.2 to approve  the  particular  form of any  proposed  amendment  or consent,  but it  shall  be  sufficient  if such  consent  shall  approve  the substance  thereof.  The  manner of  obtaining  such  consents  (and any other consents of Certificateholders  provided for in this Agreement or in any other
Basic Document) and of evidencing the  authorization of the execution  thereof by  Certificateholders  and  Noteholders  shall be subject to such  reasonable requirements as the Owner Trustee may prescribe.

            (c)   Prior to the execution of any  amendment to this  Agreement, the Owner  Trustee  shall be  entitled  to receive and rely upon an Opinion of
Counsel  stating  that  the  execution  of such  amendment  is  authorized  or permitted  by  this  Agreement  and  that  all  conditions  precedent  to such execution  have  been  satisfied.  The  Owner  Trustee  may,  but shall not be obligated to, enter into any such amendment  which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                  ARTICLE IX
                                 MISCELLANEOUS

            SECTION IX.1      No  Legal  Title  to  Owner  Trust  Estate.  The
Certificateholders  shall not have legal  title to any part of the Owner Trust
Estate.  The  Certificateholders  shall be entitled  to receive  distributions with respect to their undivided  ownership interest therein only in accordance with  Articles V and VII. No transfer,  by operation of law or  otherwise,  of any right,  title,  and  interest  of the  Certificateholders  to and in their ownership  interest in the Owner Trust Estate shall operate to terminate  this
Agreement or the trusts  hereunder or entitle any  transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

            SECTION IX.2      Limitations  on Rights  of  Others.  Except  for
Section 9.12,  the  provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Certificateholders,  the Administrator and,
to the  extent  expressly  provided  herein,  the  Indenture  Trustee  and the
Noteholders,  and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right,  remedy or claim in the Owner  Trust  Estate or under or in respect of this  Agreement
or  any   covenants,   conditions  or   provisions   contained   herein.   The
Administrator  shall be a third party  beneficiary  with respect to the rights granted to it under Section 6.10(a).

            SECTION IX.3      Notices.     All     demands,     notices    and
communications  upon or to the Seller, the Servicer,  the  Administrator,  the
Indenture   Trustee,   the  Owner   Trustee,   the  Rating   Agencies  or  any
Certificateholder  under this  Agreement  shall be  delivered  as specified in
Appendix B to the Pooling and Servicing Agreement.

            SECTION IX.4      Severability.   If  any   one  or  more  of  the
covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  enforceable to the fullest extent permitted,  and if not so permitted,  shall be deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            SECTION IX.5      Counterparts.  This  Agreement  may be  executed
by the parties hereto in separate  counterparts  (and by different  parties on separate counterparts),  each of which when so executed and delivered shall be an  original,  but all of which  together  shall  constitute  one and the same instrument.

            SECTION IX.6      Successors   and  Assigns.   All  covenants  and
agreements  contained  herein shall be binding upon,  and inure to the benefit of,  the  Seller,  the  Owner  Trustee  and each  Certificateholder  and their respective  successors  and permitted  assigns,  all as herein  provided.  Any request, notice,  direction,  consent, waiver or other instrument or action by
a   Certificateholder   shall  bind  the   successors   and  assigns  of  such
Certificateholder.

            SECTION IX.7      No  Petition   Covenant.   Notwithstanding   any
prior  termination  of this  Agreement,  the Owner  Trustee,  on behalf of the
Trust,  and each  Certificateholder,  by accepting a Certificate  (or interest therein),  hereby  covenant  and agree that they shall not,  prior to the date which  is one  year  and one  day  after  the  termination  of this  Agreement acquiesce,  petition  or  otherwise  invoke or cause the  Seller to invoke the process of any court or  governmental  authority for the purpose of commencing
or   sustaining  a  case  against  the  Seller  under  any  federal  or  state bankruptcy,  insolvency or similar law or  appointing a receiver,  liquidator, assignee,  trustee,  custodian,  sequestrator or other similar official of the
Seller or any substantial part of its property,  or ordering the winding up or liquidation of the affairs of the Seller.

            SECTION IX.8      No   Recourse.    Each    Certificateholder   by
accepting a Certificate (or interest therein)  acknowledges that such Person's
Certificate  (or  interest  therein)  represents  beneficial  interests in the
Trust only and does not represent  interests in or  obligations of the Seller, the Servicer,  the Administrator,  the Owner Trustee, the Indenture Trustee or
any Affiliate thereof and no recourse,  either directly or indirectly,  may be had against  such  parties or their  assets,  except as may be  expressly  set forth  or  contemplated  in this  Agreement,  the  Certificates  or the  Basic
Documents.  Except as expressly  provided in the Basic Documents,  neither the
Seller,  the Servicer  nor the Owner  Trustee in their  respective  individual capacities,  nor any of  their  respective  partners,  beneficiaries,  agents, officers,  directors,  employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the  distribution of
any  amount  with  respect  to  the  Certificates,   or  the  Owner  Trustee's
performance of, or omission to perform,  any of the covenants,  obligations or indemnifications  contained in the  Certificates or this  Agreement,  it being expressly  understood  that said covenants and  obligations  have been made by the  Owner  Trustee  solely  in  its  capacity  as  the  Owner  Trustee.  Each
Certificateholder  by the acceptance of a Certificate (or beneficial  interest therein)  shall  agree  that,  except  as  expressly  provided  in  the  Basic
Documents,  in the case of  nonpayment  of any  amounts  with  respect  to the
Certificates,  it shall have no claim  against  any of the  foregoing  for any deficiency, loss or claim therefrom.

            SECTION IX.9      Headings.  The headings of the various  Articles
and Sections  herein are for  purposes of reference  only and shall not affect the meaning or interpretation of any provision hereof.

            SECTION IX.10  Governing  Law. This  Agreement  shall be construed in  accordance  with  the  internal  laws of the  State of  Delaware,  without reference to its conflict of law provisions,  and the obligations,  rights and remedies of the parties  hereunder shall be determined in accordance with such laws.

            SECTION   IX.11    Certificate    Transfer    Restrictions.    The
Certificates  may not be  acquired  by or for the  account of (i) an  employee benefit  plan (as  defined  in Section  3(3) of ERISA)  that is subject to the provisions of Title I of ERISA,  (ii) a plan  described in Section  4975(e)(1)
of the Code or (iii) any entity whose  underlying  assets  include plan assets by reason of a plan's  investment in the entity (each, a "Benefit  Plan").  By accepting  and holding a  Certificate,  the Holder  thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

            SECTION IX.12  Administrator.  The  Administrator is authorized to execute on behalf of the Owner Trustee all such documents,  reports,  filings, instruments,  certificates  and  opinions as it shall be the duty of the Owner
Trustee to  prepare,  file or deliver  pursuant to the Basic  Documents.  Upon request,  the Owner Trustee shall execute and deliver to the  Administrator  a power of attorney appointing the Administrator its agent and  attorney-in-fact to execute all such documents,  reports,  filings,  instruments,  certificates and opinions.

            SECTION IX.13  Amended and Restated  Trust  Agreement.  This Trust
Agreement  is the amended and restated  trust  agreement  contemplated  by the
Trust Agreement dated as of October 18,  2000 between the Seller and the Owner
Trustee.

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            IN WITNESS  WHEREOF,  the  parties  hereto  have caused this Trust
Agreement  to be duly  executed by their  respective  officers  hereunto  duly authorized, as of the day and year first above written.

                                    CHASE   MANHATTAN   BANK   USA,   NATIONAL
                                    ASSOCIATION
                                    as Owner Trustee

                                    By:/s/John J. Cashin
                                          John J. Cashin
                                          Vice President

                                    NAVISTAR   FINANCIAL  RETAIL   RECEIVABLES
                                    CORPORATION, as Seller

                                    By:/s/R. Wayne Cain
                                          R. Wayne Cain
                                          Vice President and Treasurer

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:
Name:  R. Wayne Cain
Title:  Vice President and Treasurer

--------------------------------------------------------------------------------
                                                                     EXHIBIT A

FORM OF CERTIFICATE
NUMBER
R-__
OWNERSHIP INTEREST: ___%

                      SEE REVERSE FOR CERTAIN DEFINITIONS

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT
      OF (i) AN "EMPLOYEE  BENEFIT  PLAN" (AS DEFINED IN SECTION 3(3) OF
      THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED,
      ("ERISA"))  THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
      (ii)  A PLAN  DESCRIBED  IN  SECTION  4975(e)(1)  OF THE  INTERNAL
      REVENUE  CODE OF 1986,  AS  AMENDED  (THE  "CODE"),  OR (iii)  ANY
      ENTITY WHOSE UNDERLYING  ASSETS INCLUDE PLAN ASSETS BY REASON OF A
      PLAN'S  INVESTMENT  IN THE ENTITY.  BY ACCEPTING  AND HOLDING THIS
      CERTIFICATE,  THE HOLDER  HEREOF AND THE  CERTIFICATE  OWNER SHALL
      EACH BE DEEMED TO HAVE  REPRESENTED AND WARRANTED THAT IT IS NOT A
      BENEFIT PLAN.

            THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE   WERE
      ORIGINALLY  ISSUED ON NOVEMBER 1,  2000,  HAVE NOT BEEN REGISTERED
      UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),  AND MAY
      NOT  BE  SOLD  OR  TRANSFERRED  IN  THE  ABSENCE  OF AN  EFFECTIVE
      REGISTRATION   STATEMENT  UNDER  THE  ACT  OR  AN  EXEMPTION  FROM
      REGISTRATION THEREUNDER.

                     Navistar Financial 2000-B Owner Trust

                                  CERTIFICATE

      evidencing  a  fractional  undivided  interest  in the  Trust,  as defined  below,  the  property of which  includes a pool of retail loans  evidenced by notes secured by new and used medium and heavy duty trucks, buses and trailers.

      (This  Certificate does not represent an interest in or obligation of Navistar  Financial Retail  Receivables  Corporation,  Navistar
      Financial    Corporation,    International    Truck   and   Engine
      Corporation,   Navistar  International   Corporation,   the  Owner
      Trustee  or any of  their  respective  affiliates,  except  to the extent described below.)

--------------------------------------------------------------------------------
            THIS  CERTIFIES THAT  _________________________  is the registered owner  of  a  nonassessable,  fully-paid,  fractional  undivided  interest  in
Navistar Financial 2000-B Owner Trust (the "Trust").

            The Trust was created pursuant to a trust  agreement,  dated as of
October 18,  2000 (as  amended  and  restated  as of  November 1,  2000 and as further  amended,  restated or  supplemented  from  time to  time,  the "Trust
Agreement"),  between  the  Seller  and Chase  Manhattan  Bank  USA,  National
Association,  as owner trustee (the "Owner Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  below.  To the  extent  not otherwise defined herein,  the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

            This  Certificate  is issued  under and is  subject  to the terms, provisions  and  conditions  of the  Trust  Agreement,  the terms of which are incorporated  herein  by  reference  and made a part  hereof,  to which  Trust
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

            The Holder of this  Certificate  acknowledges  and agrees that its
rights  to  receive   distributions   in  respect  of  this   Certificate  are
subordinated to the rights of the  Noteholders as and to the extent  described in the Pooling and Servicing Agreement and the Indenture.

            Each  Certificateholder  with  respect  to a  Certificate,  by its acceptance of a Certificate,  covenants and agrees that such Certificateholder with respect to a Certificate,  shall not, prior to the date which is one year and one day after the termination of the Trust Agreement,  acquiesce, petition or otherwise  invoke or cause the Seller to invoke the process of any court or governmental  authority  for the purpose of  commencing  or  sustaining a case against  the  Seller  under  any  federal  or  state  bankruptcy,  insolvency, reorganization or similar law or appointing a receiver, liquidator,  assignee, trustee,  custodian,  sequestrator or other similar  official of the Seller or any  substantial  part  of  its  property,  or  ordering  the  winding  up  or liquidation of the affairs of the Seller.

            Distributions  on this  Certificate  shall be made as  provided in the Trust  Agreement by the Owner Trustee by wire  transfer,  check mailed or, where possible,  intra-bank book entry to the  Certificateholder  of record in the  Certificate  Register  without  the  presentation  or  surrender  of this
Certificate  or the  making  of  any  notation  hereon.  Except  as  otherwise provided  in the Trust  Agreement  and  notwithstanding  the above,  the final distribution on this  Certificate  shall be made after due notice by the Owner
Trustee of the pendency of such  distribution  and only upon  presentation and surrender of this  Certificate  at the office  maintained  for such purpose by the Owner Trustee in the Borough of Manhattan, the City of New York.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            Unless the  certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner  Trustee by manual  signature, this Certificate  shall not entitle the Holder hereof to any benefit under the
Trust  Agreement  or the Pooling and  Servicing  Agreement or be valid for any purpose.

            THIS  CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF  THE  STATE  OF  DELAWARE,   WITHOUT  REFERENCE  TO  ITS  CONFLICT  OF  LAW
PROVISIONS, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

--------------------------------------------------------------------------------
            IN  WITNESS  WHEREOF,  the Owner  Trustee,  not in its  individual capacity,  but solely as Owner Trustee, has caused this Certificate to be duly executed.

Dated: ______________, ____

                                    CHASE   MANHATTAN   BANK   USA,   NATIONAL
                                    ASSOCIATION,   not   in   its   individual
                                    capacity but solely as Owner Trustee

                                          By:/s/John J. Cashin
                                                John J. Cashin
                                                Vice President

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This   is   one   of   the   Certificates   referred   to  in  the
      within-mentioned Trust Agreement.

--------------------------------------------------------------------------------
CHASE MANHATTAN BANK USA, NATIONAL           CHASE MANHATTAN BANK USA, NATIONAL
ASSOCIATION                                  ASSOCIATION,
not in its individual                        not in its individual
capacity but solely                          capacity but solely
as Owner Trustee                    OR       as Owner Trustee
                                             by The Chase Manhattan Bank,
                                             as Authenticating Agent

By:_________________________
   Authorized Officer                        By:   _________________________
                                                Authorized Officer

--------------------------------------------------------------------------------
                            REVERSE OF CERTIFICATE

            The  Certificates  do  not  represent  an  obligation  of,  or  an interest  in,  the  Seller,  the  Servicer,  International  Truck  and  Engine
Corporation,  Navistar International  Corporation,  the Indenture Trustee, the
Owner  Trustee or any  affiliates  of any of them and no  recourse  may be had against such parties or their assets,  except as may be expressly set forth or contemplated  herein or in the Trust  Agreement  or the  Basic  Documents.  In
addition,  this  Certificate is not guaranteed by any  governmental  agency or instrumentality  and is limited in right of payment to certain collections and recoveries  with respect to the Receivables  (and certain other amounts),  all as more  specifically  set forth  herein  and in the Trust  Agreement  and the
Pooling and Servicing  Agreement.  A copy of each of the Pooling and Servicing
Agreement  and the Trust  Agreement  may be examined  during  normal  business hours at the  principal  office of the Seller,  and at such other  places,  if any, designated by the Seller, by any Certificateholder upon written request.

            The Trust  Agreement  permits,  with  certain  exceptions  therein provided,  the  amendment  thereof  and the  modification  of the  rights  and obligations of the Seller and the rights of the  Certificateholders  under the
Trust  Agreement  at any time by the  Seller  and the Owner  Trustee  with the consent of (i) the  Holders of the Notes  evidencing  not less than a majority of the  Outstanding  Amount of the Voting Notes,  and (ii)  Certificateholders
whose  Certificates  evidence  not  less  than a  majority  of  the  ownership interest  in the  Trust,  each as of the close of the  preceding  Distribution
Date. Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and on all future Holders of this  Certificate  and of any  Certificate  issued upon the  registration  of  transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Trust  Agreement  also permits the amendment thereof, in certain  circumstances,  without the consent of the Holders of any of the Certificates or the Notes.

            As  provided  in  the  Trust  Agreement  and  subject  to  certain
limitations   therein  set  forth,   the  transfer  of  this   Certificate  is
registerable  in the Certificate  Register upon surrender of this  Certificate for  registration  of transfer  at the offices or agencies of the  Certificate
Registrar   maintained  by  the  Owner  Trustee  in  the  City  of  New  York,
accompanied by (i) a written  instrument of transfer in form  satisfactory  to the Owner Trustee and the  Certificate  Registrar  duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing and (ii) certain opinions required by Section 3.4(b) of the Trust Agreement,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same aggregate  interest in the Trust will be issued to the designated  transferee.
The initial  Certificate  Registrar appointed under the Trust Agreement is The
Chase Manhattan Bank, New York, New York.

            The Owner Trustee, the Certificate  Registrar and any agent of the
Owner Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

--------------------------------------------------------------------------------
            The  obligations  and   responsibilities   created  by  the  Trust
Agreement and the Trust created thereby shall terminate upon the  distribution to  Certificateholders  of all  amounts  required  to be  distributed  to them pursuant to the Trust  Agreement and the Pooling and  Servicing  Agreement and
the disposition of all property held as part of the Trust.

--------------------------------------------------------------------------------

                                  ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells,
assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________________________
(Please  print  or type  name and  address,  including  postal  zip  code,  of assignee)

______________________________________________________________________________
the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

_________________________________________________________      Attorney     to
transfer said  Certificate  on the books of the  Certificate  Registrar,  with full power of substitution in the premises.

Dated:                                    _____________________________*
                                          Signature Guaranteed:

                                          _____________________________*

* NOTICE:  The signature to this  assignment  must correspond with the name as it  appears  upon  the face of the  within  Certificate  in every  particular, without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock  Exchange or a commercial bank or trust company.